Accounts Receivable, Net - Schedule of Accounts Receivable and the Allowance for Credit Losses (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2026 USD ($)	Jun. 30, 2026 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)
Schedule of Accounts Receivable and the Allowance for Credit Losses [Abstract]
Accounts receivable	$ 6,386	¥ 43,326		¥ 36,519
Less: allowance for credit losses	(2,721)	(18,461)	$ (2,658)	(18,034)	¥ (16,874)
Accounts receivable, net	$ 3,665	¥ 24,865		¥ 18,485